                                                                     EXHIBIT 1.1


                                __________ SHARES

                                 SANTARUS, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                __________, 2004

SG COWEN SECURITIES CORPORATION
UBS SECURITIES LLC
THOMAS WEISEL PARTNERS LLC
RBC CAPITAL MARKETS CORPORATION
  As Representatives of the several Underwriters
c/o SG Cowen Securities Corporation
1221 Avenue of the Americas
New York, New York 10020

Dear Sirs:

1. INTRODUCTORY. Santarus, Inc., a Delaware corporation (the "Company"), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each, an "Underwriter"), an aggregate of ____ shares of Common Stock, $0.0001 par value (the "Common Stock") of the Company. The aggregate of ____ shares so proposed to be sold is hereinafter referred to as the "Firm Stock". The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in
Section 3 hereof, up to an additional ______ shares of Common Stock (the "Optional Stock"). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock". SG Cowen Securities Corporation ("SG Cowen"), UBS Securities LLC ("UBS"), Thomas Weisel Partners LLC and RBC Capital Markets Corporation are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives." As part of the offering contemplated by this Agreement, SG Cowen (the "Designated Underwriter") has agreed to reserve out of the Firm Stock purchased by it under this Agreement, up to ___ shares, for sale to the Company's customers and business partners and friends of the Company's officers, directors and employees (collectively, "Participants"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "Directed Share Program"). The Firm Stock to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "Directed Shares") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

      (a) A registration statement on Form S-1 (File No. 333-111515) (the "Initial Registration Statement") in respect of the Stock has been filed with the Securities and Exchange Commission (the "Commission"); the
      Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the
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                                                                               2


      "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Commission thereunder, which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations, is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statements"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Securities Act. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission.

      (b) The Registration Statement conforms (and the Rule 462(b) Registration Statement, if any, the Prospectus and any amendments or supplements to either of the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representations and warranties shall not apply to information contained in or omitted from the Registration Statements or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter's Information (as defined in Section 16).

      (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company (a "Material Adverse Effect"). The Company has no subsidiaries (as defined in Section 14).

      (d) This Agreement has been duly authorized, executed and delivered by the Company.

      (e) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Prospectus.
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      (f)   The Company has authorized capital stock as set forth in the
      Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company, other than such rights that have been waived. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those accurately described in the Prospectus.

      (g) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except any such conflicts, breaches or violations which could not have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

      (h) Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state securities laws and the Nasdaq National Market in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

      (i) Ernst & Young LLP, who have expressed their opinions on the audited financial statements included in the Registration Statements and the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

      (j) The financial statements, together with the related notes and any schedules, included in the Prospectus and in each Registration Statement fairly present the financial position and the results of operations and changes in financial position of the Company at the respective dates or for the respective periods therein specified. Such statements and related notes and any schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus; provided, however, that statements that are unaudited are subject to year-end adjustments and do not contain footnotes required under generally accepted accounting principles. The financial statements, together with the related notes and any schedules, included in the Prospectus comply in all material respects with the Securities Act and the Rules and Regulations thereunder. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the Prospectus.

      (k) The Company has not sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term
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                                                                               4


      debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus.

      (l) Except as set forth in the Prospectus, there is no legal or governmental proceeding pending to which the Company is a party or of which any property or assets of the Company is the subject which, singularly or in the aggregate, if determined adversely to the Company, could have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      (m) The Company (i) is not in violation of its charter or by-laws, (ii) is not in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject and (iii) is not in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject except any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

      (n) The Company possesses all licenses, certificates, authorizations and permits issued by, and has made all declarations and filings with, the appropriate state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of its properties or the conduct of its business as described in the Prospectus (including those that may be required by the U.S. Food and Drug Administration and any state, federal or foreign agencies or bodies engaged in the regulation of pharmaceuticals) except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect, and the Company has not received notification of any revocation or modification of any such license, authorization or permit and has no reason to believe that any such license, certificate, authorization or permit will not be renewed.

      (o) The Company is not and, after giving effect to the offering of the Stock and the application of the proceeds thereof as described in the Prospectus, will not become an "investment company" within the meaning of the Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder.

      (p) Neither the Company nor any of its officers, directors or, to the Company's knowledge, other affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

      (q) The Company owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by it for the conduct of its business as now conducted and as proposed to be conducted or otherwise necessary or used in connection with the commercialization of the existing product candidates of the Company and the product candidates specifically described in the Prospectus as being under development (collectively, the "Company Intellectual Property"), and, except as described in the
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                                                                               5


      Prospectus, the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company with respect to the foregoing. To the best of the Company's knowledge, none of the patents owned or licensed by the Company is unenforceable or invalid, and none of the patent applications owned or licensed by the Company would be unenforceable or invalid if issued as patents. The Company is not obligated to pay a royalty, grant a license or provide other consideration to any third party in connection with the Company Intellectual Property other than as described in the Prospectus. To the best of the Company's knowledge, the Company's business as now conducted and as proposed to be conducted does not and will not infringe or conflict with any valid intellectual property or franchise right, including patents, trademarks, service marks, trade names, copyrights, trade secrets or licenses of any person, except as described in the Prospectus or as would not have a Material Adverse Effect. Except as described in the Prospectus and for claims relating to trademarks that are not material to the business of the Company, no written claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person.

      (r) The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the Prospectus were and, if still pending, are being conducted in material compliance with applicable regulatory requirements. The descriptions of the results of such studies, tests and trials contained in the Prospectus are accurate and complete in all material respects. The Company is not aware of any studies, tests or trials the results of which the Company believes reasonably call into question in any material respect the clinical trial results described or referred to in the Prospectus when viewed in the context in which such results are described and the clinical state of development. The Company has not received any notices or correspondence from the U.S. Food and Drug Administration (the "FDA") or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company. For the avoidance of doubt, the Company makes no representation or warranty that the results of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company will be sufficient to obtain governmental approval from the FDA or any foreign, state or local governmental body exercising comparable authority.

      (s) Except as described in the Prospectus, the Company has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to its business, in each case free and clear of all liens, encumbrances, claims and defects that may result in a Material Adverse Effect.

      (t) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent which might be expected to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.

      (u) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any
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                                                                               6


      "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

      (v) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the best of the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any of the property now or previously owned or leased by the Company, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

      (w) The Company (i) has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to do so would not have a Material Adverse Effect, (ii) has paid all federal state, local and foreign taxes due and payable for which it is liable, except to the extent such taxes are being contested in good faith, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of the Company's knowledge, proposed against it which could reasonably be expected to have a Material Adverse Effect.

      (x) The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

      (y) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity in all material respects with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (z) The minute books of the Company have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and stockholders of the Company since the time of its incorporation through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

      (aa) There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the Prospectus or to be filed as an exhibit to the Registration Statements which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statements are accurate and complete descriptions of such documents in all material
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                                                                               7


      respects. Other than as described in the Prospectus, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and the Company has not received notice or any other knowledge of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

      (bb) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus and which is not so described.

      (cc) Except as described in the Prospectus, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

      (dd) The Company does not own any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Stock will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

      (ee) Other than this Agreement, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Stock.

      (ff) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

      (gg) The Stock has been approved for quotation subject to notice of issuance on the NASDAQ Stock Market's National Market ("Nasdaq National Market").

      (hh) The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statement, it and its directors and officers (in their capacities as such) will be in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the "Sarbanes-Oxley Act") that are then in effect and is actively taking steps to ensure that it and its directors and officers (in their capacities as such) will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon and at all times after the effectiveness of such provisions.

      (ii) The Company has taken all necessary actions to ensure that, upon and at all times after the Nasdaq National Market shall have approved the Stock for inclusion, it will be in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules not currently in effect upon and all times after the effectiveness of such requirements.

      (jj) The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statement, it will establish and maintain disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures will be designed to ensure that material information relating to the Company is made known to the Company's principal executive officer and its principal financial officer by others within those entities, and such disclosure controls and procedures are or will be effective to perform the functions for which they were established; the Company has taken all necessary actions to ensure that the Company's auditors and the Audit Committee of the Board of Directors will be timely advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; and the Company has taken all necessary actions to ensure that any material weaknesses in internal controls will be identified for the Company's auditors.

      (kk) Neither the Company nor, to the best of the Company's knowledge, any employee or agent of the Company, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

      (ll) There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structure finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company's liquidity or the availability of or requirements for its capital resources required to be described in the Prospectus which have not been described as required.

      (mm) There are no outstanding loans, advances (except normal advances for business expense in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company, except as disclosed in the Prospectus.

      (nn) The Registration Statements, the Prospectus and the Preliminary Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which they are distributed in connection with the Directed Share Program. No authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws or regulations of any foreign jurisdiction in which the Directed Shares are offered outside the United States.

      (oo) The Company has not offered, or caused the Underwriters to offer, any Firm Stock to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or business partner of the Company to alter the customer's or business partner's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

3. PURCHASE SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company that number of shares of Firm Stock (rounded up or down, as determined by
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                                                                               9


SG Cowen and UBS in their discretion, in order to avoid fractions) obtained by multiplying _____ shares of Firm Stock by a fraction the numerator of which is the number of shares of Firm Stock set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the total number of shares of Firm Stock.

      The purchase price per share to be paid by the Underwriters to the Company for the Stock will be $_____ per share (the "Purchase Price").

      The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second full business day preceding the First Closing Date (as defined below) against payment of the aggregate Purchase Price therefor by wire transfer to an account at a bank acceptable to SG Cowen and UBS, payable to the order of the Company, all at the offices of Latham & Watkins LLP, 12636 High Bluff Drive, Suite 300, San Diego, CA 92130. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The time and date of the delivery and closing shall be at 10:00 A.M.,
New York time, on        , 2004, in accordance with Rule 15c6-1 of the Exchange
Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date". The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement among the Company, SG Cowen and UBS.

      The Company shall make the certificates for the Firm Stock available to the Representatives for examination on behalf of the Underwriters in New York, New York at least twenty-four hours prior to the First Closing Date.

      For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Underwriters may purchase all or less than all of the Optional Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. The Company agrees to sell to the Underwriters the number of shares of Optional Stock specified in the written notice by SG Cowen and UBS described below and the Underwriters agree, severally and not jointly, to purchase such shares of Optional Stock. Such shares of Optional Stock shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name bears to the total number of shares of Firm Stock (subject to adjustment by SG Cowen to eliminate fractions). The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by SG Cowen and UBS to the Company.

      The option granted hereby may be exercised by written notice being given to the Company by SG Cowen and UBS setting forth the number of shares of the Optional Stock to be purchased by the Underwriters and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates".)

      The Company will deliver the Optional Stock to the Underwriters in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second full business day preceding the Option Closing Date against payment of the aggregate Purchase Price therefor in federal (same day) funds by certified or official bank check or checks or wire transfer to an account at a bank acceptable to SG Cowen and UBS payable to the order of the Company all at the offices of Latham & Watkins LLP, 12636 High Bluff Drive, Suite 300, San Diego, CA 92130. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The Company shall make the certificates for the Optional Stock available to the Representatives for examination on behalf of the Underwriters in New York, New York not later than 10:00 A.M., New York Time, on the business day preceding the Option Closing Date. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Stock may be varied by agreement among the Company, SG Cowen and UBS.

      The several Underwriters propose to offer the Stock for sale upon the terms and conditions set forth in the Prospectus.

4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

      (a) The Company will prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representatives and file such Rule 462(b) Registration Statement with the Commission on the date hereof; prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the second business day following the execution and delivery of this Agreement; make no further amendment or any supplement to the Registration Statements or to the Prospectus to which the Representatives shall reasonably object by notice to the Company after a reasonable period to review; advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, use promptly its best efforts to obtain its withdrawal.

      (b) If at any time prior to the expiration of nine months after the effective date of the Initial Registration Statement when a prospectus relating to the Stock is required to be delivered any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and upon their request will prepare an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance. The Company will furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of such amended or supplemented Prospectus; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine months or more after the effective date of the Initial Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

      (c) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

      (d) To deliver promptly to the Representatives in New York City such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) each Preliminary Prospectus, and (iii) the Prospectus (not later than 10:00 A.M., New York time, of the business day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement).

      (e) To make generally available to its stockholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries, if any (which need not be audited), complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

      (f) The Company will promptly take from time to time such actions as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may designate and to continue such qualifications in effect for so long as required for the distribution of the Stock; provided that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

      (g) During the period of five years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, (i) as soon as they are available, copies of all reports or other communications furnished to stockholders and (i) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission pursuant to the Exchange Act or any national securities exchange or automatic quotation system on which the Stock is listed or quoted.

      (h) The Company will not directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 180 days from the date of the Prospectus without the prior written consent of SG Cowen and UBS other than the Company's sale of the Stock hereunder and the issuance of shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock pursuant to (i) employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or described in the Prospectus, (ii) currently outstanding options, warrants or rights, (iii) a joint venture, collaboration, lending or similar arrangement, or in connection with the acquisition or license by the Company of any business, products or technologies or (iv) a strategic partnership, joint venture, collaboration or similar arrangement for the purposes of developing, promoting, marketing or distributing the Company's current product candidates (which product candidates are described in the Prospectus); provided, however, that (A) in the case of clause (iii) above, the Company may not issue shares of Common Stock, or securities convertible into or exercisable or exchangeable for shares of Common Stock (and treating these securities as if converted into or exercised or exchanged for Common Stock), in excess of 10% of the Stock, (B) in the case of clause (iv) above, the Company may not issue shares of Common Stock, or securities convertible into or exercisable or exchangeable for shares of Common Stock (and treating these securities as if converted into or exercised or exchanged for Common Stock), in excess of 10% of the Company's outstanding capital stock, including the Stock to be issued hereunder, and (C) in the case of clauses (iii) and (iv) above, the transferee shall furnish to the Representatives, prior to any such transfer, a letter, substantially in the form of Exhibit I hereto, pursuant to which such transferee shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 180 days from the date of the Prospectus, without the prior written consent of SG Cowen and UBS. The Company will cause each officer, director and stockholder listed in Schedule B to furnish to the Representatives, prior to the First Closing Date, a letter, substantially in the form of Exhibit I hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 180 days from the date of the Prospectus, without the prior written consent of SG Cowen and UBS.

      (i) The Company will supply the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

      (j) Prior to each of the Closing Dates the Company will furnish to the Representatives, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

      (k) Prior to each of the Closing Dates, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representatives are notified), without the prior written consent of the Representatives, unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

      (l) In connection with the offering of the Stock, until SG Cowen and UBS shall have notified the Company of the completion of the resale of the Stock, the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Stock, or attempt to induce any person to purchase any Stock, and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Stock.

      (m) The Company will not take any action prior to the Option Closing Date which would require the Prospectus to be amended or supplemented pursuant to Section 4(b).

      (n) The Company shall at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

      (o) The Company will apply the net proceeds from the sale of the Stock as set forth in the Prospectus under the heading "Use of Proceeds".

      (p) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three (3) months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted and the Company's obligation under this subsection (p) shall be limited to those Participants specifically identified by the Designated Underwriter. The Company will direct its transfer agent to place stop transfer restrictions upon the Directed Shares of such Participants for such period of time.

      (q) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

      (r) The Company will comply with all applicable securities and other applicable securities and other laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

5. PAYMENT OF EXPENSES. The Company agrees with the Underwriter to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, Preliminary Prospectus, Prospectus and any amendments and exhibits thereto; (d) the costs of printing, reproducing and distributing the "Agreement Among Underwriters" between the Representatives and the Underwriters, the Master Selected Dealers' Agreement, the Underwriters' Questionnaire and this Agreement by mail, telex or other means of communications; (e) the fees and expenses (including related fees and expenses of counsel for the Underwriters) incurred in connection with filings made with the National Association of Securities Dealers; (f) any applicable listing or other fees; (g) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel to the Underwriters); (h) all fees and expenses of the registrar and transfer agent of the Stock; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants); provided that, except as otherwise provided in this Section 5 and in Section 9, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters.

6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and on each of the Closing Dates, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of their obligations hereunder, and to each of the following additional terms and conditions:

      (a) No stop order suspending the effectiveness of either of the Registration Statements shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a).

      (b) None of the Underwriters shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

      (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Stock, the Registration Statement and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

      (d) Latham & Watkins LLP shall have furnished to the Representatives such counsel's (i) written opinion, as counsel to the Company, addressed to the Underwriters and dated each Closing Date, in substantially the form attached hereto as Exhibit II-A, (ii) written statement, as counsel to the Company, addressed to the Underwriters and dated each Closing Date, in substantially the form attached hereto as Exhibit II-B and (iii) written tax letter, as counsel to the Company, addressed to the Underwriters and dated each Closing Date, in substantially the form attached hereto as
      Exhibit II-C.

      (e) Pillsbury Winthrop LLP shall have furnished to the Representatives such counsel's written opinion, as special patent counsel to the Company, addressed to the Underwriters and dated each Closing Date, in substantially the form attached hereto as Exhibit III.

      (f) Wilson Sonsini Goodrich & Rosati, a Professional Corporation, shall have furnished to the Representatives such counsel's written opinion, as special patent counsel to the Company, addressed to the Underwriters and dated each Closing Date, in substantially the form attached hereto as
      Exhibit IV.

      (g) Hyman, Phelps & McNamara, P.C. shall have furnished to the Representatives such counsel's written opinion, as special regulatory counsel to the Company, addressed to the Underwriters and dated each Closing Date, in substantially the form attached hereto as Exhibit V.

      (h) The Representatives shall have received from Sullivan & Cromwell LLP, counsel for the Underwriters, and Heller Ehrman White & McAuliffe LLP, special patent counsel for the Underwriters, such opinions, dated each Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

      (i) At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, addressed to the Underwriters and dated such date, in form and substance satisfactory to the Representatives (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained in the Prospectus.

      (j) On each Closing Date, the Representatives shall have received a letter (the "bring-down letter") from Ernst & Young LLP addressed to the Underwriters and dated such Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Representatives concurrently with the execution of this Agreement pursuant to Section 6(i).

      (k) The Company shall have furnished to the Representatives a certificate, dated each Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that
      (i) such officers have carefully examined the Registration Statements and the Prospectus and, in their opinion, the Registration Statements as of their respective effective dates and the Prospectus, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the effective date of the Initial Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of such Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) subsequent to the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the financial position or results of operation of the Company or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company except as set forth in the Prospectus.

      (l) (i) The Company shall not have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) except for the exercise of options in the ordinary course of the Company's business, since such date there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders' equity or results of operations of the Company otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the Prospectus.

      (m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of each Closing Date, prevent the issuance or sale of the Stock or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of each Closing Date which would prevent the issuance or sale of the Stock or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

      (n) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in new hostilities, or the subject of an act of terrorism, or there shall have been an escalation in existing hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the Prospectus.

      (o) The National Market System shall have approved the Stock for inclusion, subject only to official notice of issuance and evidence of satisfactory distribution.

      (p) The Representatives shall have received the written agreements, substantially in the form of Exhibit I hereto, of the officers, directors and stockholders of the Company listed in Schedule B to this Agreement.

      All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7. Indemnification and Contribution.

      (a) The Company shall indemnify and hold harmless each Underwriter, its officers, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of the Securities Act (collectively the "Underwriter Indemnified Parties" and, each an "Underwriter Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct) and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Prospectus, either of the Registration Statements or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter's Information (as defined in Section 16); provided, further, that the foregoing indemnification agreement with respect to the Preliminary Prospectus shall not inure to the benefit of any Underwriter from which the person asserting any such loss, claim, damage or liability purchased Stock, or any officers, employees, representatives, agents or controlling persons of such Underwriters, if (1) a copy of the Prospectus (as then amended or supplemented) was required by law to be delivered to such person at or prior to the written confirmation of the sale of Stock to such person, (2) a copy of the Prospectus (as then amended or supplemented) was not sent or given to such person by or on behalf of such Underwriter and such failure was not due to the Company's failure to make available sufficient quantities of the Prospectus to such Underwriter, and
      (3) the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

      The Company shall indemnify and hold harmless the Designated Underwriter and its officers, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of the Securities Act (collectively the "Designated Underwriter Indemnified Parties," and each a "Designated Underwriter Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Designated Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program, (ii) the omission or alleged omission to state in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or
      (iv) any other loss, claim, damage or liability, or any action in respect of, related to, arising out of, or in connection with the Directed Share Program, other than such losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the willful misconduct or gross negligence of the Designated Underwriter.

      This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

      (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "Company Indemnified Parties" and each a "Company Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Underwriters consists solely of the Underwriter's Information. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties.

      (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
      Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or
      (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by SG Cowen and UBS, if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) below, no indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the penultimate paragraph in Section 7(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act.

      (d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Stock or, if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Stock purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company through the Representatives by or on behalf of the Underwriters for use in any Preliminary Prospectus, either of the Registration Statements or the Prospectus consists solely of the Underwriter's Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
      Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      The Underwriters' obligations to contribute as provided in this Section 7(e) are several in proportion to their respective underwriting obligations and not joint.

8. Termination. The obligations of the Underwriters hereunder may be terminated by SG Cowen and UBS, in their absolute discretion by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 6(l) or 6(n) have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

9. Reimbursement of Underwriters' Expenses. If (a) this Agreement shall have been terminated pursuant to Section 8 or 10, (b) the Company shall fail to tender the Stock for delivery to the Underwriters for any reason not permitted under this Agreement, or (c) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement, the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to SG Cowen and UBS. If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

10. Substitution of Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

      If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 10, (i) the Company shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Underwriter or the Company, except expenses to be paid or reimbursed pursuant to Sections 5 and 9 and except the provisions of Section 8 shall not terminate and shall remain in effect.

11. Successors; Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties, and the indemnities of the several Underwriters shall also be for the benefit of the Company Indemnified Parties. It is understood that the Underwriter's responsibility to the Company is solely contractual in nature and the Underwriters do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

12. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any person controlling any of them and shall survive delivery of and payment for the Stock.

13. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

      (a) if to the Underwriters, shall be delivered or sent by mail to:

                          SG Cowen Securities Corporation
                          1221 Avenue of the Americas
                          New York, NY 10020
                          Attention:  Equity Capital Markets Department

                          with copies to:

                          SG Cowen Securities Corporation
                          1221 Avenue of the Americas
                          New York, NY 10020
                          Attention:  Legal and Compliance Department

                          and to:

                          UBS Securities LLC
                          299 Park Avenue
                          New York, NY 10171
                          Attention:  Syndicate Department

                          with copies to:

                          UBS Securities LLC
                          299 Park Avenue
                          New York, NY 10171
                          Attention:  Legal and Compliance Department

      (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Santarus, Inc., 10590 West Ocean Air Drive, Suite 200, San Diego, CA 92130, Attention: Chief Executive Officer (Fax:
      (858) 314-5701).

14. Definition of Certain Terms. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16. Underwriters' Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters' Information consists solely of the following information in the Prospectus: (i) the last paragraph on the front cover page concerning the terms of the offering by the Underwriters; and (ii) the statements concerning the Underwriters contained in the third paragraph (concerning the terms of the offering) and the eleventh paragraph (concerning short sales and stabilizing transactions) and the table of Underwriters participating in the offering under the heading "Underwriting."

17. Authority of the Representatives. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representatives will be binding on all the Underwriters.

18. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representatives.

20. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      If the foregoing is in accordance with your understanding of the agreement between the Company and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.


                                             Very truly yours,

                                             SANTARUS, INC.

                                             By:____________________________
                                                 Name:
                                                 Title:

Accepted as of
the date first above written:

SG COWEN SECURITIES CORPORATION
UBS SECURITIES LLC
THOMAS WEISEL PARTNERS LLC
RBC CAPITAL MARKETS CORPORATION
      Acting on their own behalf
      and as Representatives of the several
      Underwriters referred to in the
      foregoing Agreement.

By: SG COWEN SECURITIES CORPORATION


By:______________________________
    Name: William B. Buchanan, Jr.
    Title: Head of Equity Capital Markets

By: UBS SECURITIES LLC


By:______________________________
    Name:
    Title:

                                   SCHEDULE A

                                                                               Number                Number of
                                                                               of Firm               Optional
                                                                               Shares                 Shares
                                                                                to be                  to be
Name                                                                          Purchased              Purchased
                                                                              ----------             ----------
SG Cowen Securities Corporation
UBS Securities LLC
Thomas Weisel Partners LLC
RBC Capital Markets Corporation
[Other underwriters]
                                                                              ----------             ----------
Total
                                                                              ==========             ==========

                                   SCHEDULE B

                  LIST OF STOCKHOLDERS SUBJECT TO SECTION 4(h)

EXECUTIVE OFFICERS AND DIRECTORS:
  Gerald T. Proehl
  Debra P. Crawford
  William C. Denby III
  Warren E. Hall
  Bonnie Hepburn
  Julie A. DeMeules
  Jonathan M. Hee
  Thomas J. Joyce
  C. Christine Simmons
  Kenneth J. Widder
  Rodney A. Ferguson
  Maxine Gowen
  David F. Hale
  Michael E. Herman
  Arthur J. Klausner
  Frederik Vincent van der Have
5% STOCKHOLDERS:
  Funds affiliated with Advent Venture Partners
  Funds affiliated with Domain Partners V, L.P.
  Life Sciences Partners II B.V.
  Funds affiliated with JPMorgan Partners (SBIC), LLC
  S.R. One, Limited
  Funds affiliated with The St. Paul Companies, Inc.
OTHER STOCKHOLDERS:
   Other stockholders holding, together with the stockholders above, [100]% of the total outstanding shares of Common Stock

                                    EXHIBIT I

                            Form of Lock-Up Agreement

                                                                          [Date]

SG Cowen Securities Corporation
UBS Securities LLC
Thomas Weisel Partners LLC
RBC Capital Markets Corporation
   As representatives of the
   several Underwriters
c/o SG Cowen Securities Corporation
1221 Avenue of the Americas
New York, New York 10020

Re:  Santarus, Inc. Initial Public Offering of Common Stock

Dear Sirs:

      In order to induce SG Cowen Securities Corporation ("SG Cowen"), UBS Securities LLC ("UBS"), Thomas Weisel Partners LLC and RBC Capital Markets Corporation (together, the "Representatives") to enter into a certain underwriting agreement with Santarus, Inc., a Delaware corporation (the "Company"), with respect to the initial public offering of shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock"), the undersigned hereby agrees that for a period of 180 days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with such initial public offering, the undersigned will not, without the prior written consent of SG Cowen and UBS, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of ("Transfer"), any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (the "Securities Act") (such shares, the "Beneficially Owned Shares")) or securities convertible into or exercisable or exchangeable in Common Stock,
(ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable in Common Stock or (iii) engage in any short selling of the Common Stock. For purposes of clarification, nothing herein shall restrict the undersigned's ability to Transfer shares of Common Stock acquired in open-market purchases; provided that any such Transfer is not required to be reported under
Section 16 of the Securities Exchange Act of 1934, as amended.

      Notwithstanding the foregoing, the undersigned may Transfer the undersigned's Beneficially Owned Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such Transfer shall not involve a disposition for value, or (iii) with the prior written consent of SG Cowen and UBS on behalf of the Underwriters. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may Transfer its Beneficially Owned Shares to any wholly-owned subsidiary of such corporation or if the undersigned is a limited liability company, to a member or affiliated limited liability company or if the undersigned is a partnership, to a partner or affiliated partnership; provided, however, that in any such case, it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding such Beneficially Owned

Shares subject to the provisions of this Lock-Up Agreement and there shall be no further Transfer of such Beneficially Owned Shares except in accordance with this Lock-Up Agreement, and provided further that any such Transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by the foregoing exceptions, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned's shares, free and clear of all liens, encumbrances, and claims whatsoever.

      In addition, the undersigned hereby waives, from the date hereof until the expiration of the 180 day period following the date of the Company's final Prospectus, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any shares of Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock or Beneficially Owned Shares.

                                           By:_______________________________
                                               Name:
                                               Title:

                                  EXHIBIT II-A

                    Form of Opinion of Counsel to the Company

[Date]

SG Cowen Securities Corporation
UBS Securities LLC
Thomas Weisel Partners LLC
RBC Capital Markets Corporation
   As representatives of the several Underwriters named in Schedule A
c/o SG Cowen Securities Corporation
1221 Avenue of the Americas
New York, New York 10020

         Re:  Santarus, Inc.

Ladies and Gentlemen:

      We have acted as counsel to Santarus, Inc., a Delaware corporation (the "Company"), in connection with the sale to you and the several underwriters for whom you are acting as representatives (the "Underwriters") on the date hereof by the Company, of ________ shares (the "Shares") of common stock of the Company, par value $0.0001 per share (the "Common Stock"), pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended (the "Act"), filed with the Securities and Exchange Commission (the "Commission") on December 23, 2003 (File No. 333-111515), as amended to date (the "Registration Statement"), a Prospectus dated __________, 2004 filed with the Commission pursuant to Rule 424(b) under the Act (the "Prospectus") and an underwriting agreement dated _____________, 2004 between you, as representatives of the several Underwriters named in the underwriting agreement, and the Company (the "Underwriting Agreement"). This letter is being furnished to you pursuant to Section 6(d) of the Underwriting Agreement.

      As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specific fact confirmation procedure is stated to have been performed (in which case we have with your consent performed the stated procedure), and except where a statement is qualified as to knowledge or awareness (in which case we have with your consent made no or limited inquiry as specified below). We have examined, among other things, the following:

      (a) The Underwriting Agreement, the Registration Statement and Prospectus;

      (b) The written agreements and instruments to which the Company is a party, or to which its businesses or assets are subject, identified to us by an officer of the Company as material to the Company and listed in Exhibit A hereto (the "Material Agreements");

      (c) The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company (the "Governing Documents") and certain resolutions of the Board of Directors of the Company; and

      (d) The court or administrative orders, writs, judgments or decrees specifically directed to the Company that were identified to us by an officer of the Company as material to the Company and listed in Exhibit B (the "Court Orders").

      As to facts material to the opinions, statements and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company and others, including representations and warranties of the Company in the Underwriting Agreement. We have not independently verified such factual matters.

      Whenever a statement herein is qualified as to knowledge, awareness, or a similar phrase, it is intended to indicate that those attorneys in the firm who have rendered legal services in connection with the transaction referenced above, do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement.

      We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of California and, in numbered paragraphs 1, 2, 4 and 5 of this letter, the Delaware General Corporation Law (the "DGCL"), and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state. We have informed you that we have not been retained by the Company to represent the Company in connection with, and we are not experts regarding, matters arising under the Hatch/Waxman Patent Term Extension Act and the other patent laws of the United States or the rules and regulations of the U.S. Patent and Trademark Office, the Federal Food, Drug and Cosmetic Act, the Public Health Service Act, the Food and Drug Administration Modernization Act, the Orphan Drug Act or the rules and regulations of the Federal Food and Drug Administration, or any other federal or California laws pertaining to the regulation of the research, development, testing, manufacture or sale of drugs.

      Our opinions and confirmations herein are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to underwritten public offerings of common equity securities, provided that no opinion or confirmation is expressed herein with respect to federal or state securities laws (except to the extent stated in paragraphs 6, 7, 8 and 9 herein and in our separate negative assurance letter), tax laws (except to the extent stated in our separate tax letter), antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, margin regulations, NASD rules, pension or employee benefit laws, compliance with fiduciary duty requirements, usury laws, the Hatch/Waxman Patent Term Extension Act and the other patent laws of the United States or the rules and regulations of the U.S. Patent and Trademark Office, the Federal Food, Drug and Cosmetic Act, the Public Health Service Act, the Food and Drug Administration Modernization Act, the Orphan Drug Act or the rules and regulations of the Federal Food and Drug Administration, or any other federal or California laws pertaining to the regulation of the research, development, testing, manufacture or sale of drugs or other laws excluded by customary practice. We express no opinion as to any state or federal laws or regulations applicable to the subject transaction because of the nature or extent of the business of any parties to the Underwriting Agreement. Various issues concerning the Company's intellectual property are addressed in the opinions of Pillsbury Winthrop LLP and Wilson Sonsini Goodrich & Rosati, a Professional Corporation, which have been separately provided to you, and we express no opinion with respect to those matters; and various issues concerning the Company's clinical trials and regulatory matters are addressed in the opinion of Hyman, Phelps & McNamara, P.C., which has been separately provided to you, and we express no opinion with respect to those matters.

      Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

      1. The Company is a corporation duly incorporated under the DGCL with corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus. Based on certificates from public officials, we confirm that the

      Company is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the following States:
      Arizona, California, Kansas and Massachusetts.

      2. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized by all necessary corporate action of the Company and validly issued and are non-assessable and, to the best of our knowledge, fully paid. The Shares to be issued and sold by the Company pursuant to the Underwriting Agreement have been duly authorized by all necessary corporate action of the Company and, when issued to and paid for by you and the other Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable and free of preemptive rights arising from the Governing Documents or, with your consent based solely on a review of the Material Agreements and a certificate from an officer of the Company, similar contractual obligations of the Company.

      3. To the best of our knowledge, based solely on oral or written statements and representations of officers and other representatives of the Company, including the representations and warranties of the Company in the Underwriting Agreement, and docket searches in the jurisdictions set forth on Exhibit C hereto, there are no actions, suits, proceedings or investigations pending against the Company before any court, governmental agency or arbitrator which (i) are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K under the Act, other than those disclosed therein, or (ii) which seek to restrain or enjoin the sale of the Shares by the Company.

      4. The execution, delivery and performance of the Underwriting Agreement have been duly authorized by all necessary corporate action of the Company, and the Underwriting Agreement has been duly executed and delivered by the Company.

      5. The execution and delivery of the Underwriting Agreement and the issuance and sale of the Shares by the Company to you and to the other Underwriters pursuant to the Underwriting Agreement on the date hereof do not:

            (i) violate the Company's Governing Documents;

            (ii) result in the breach of or a default under any of the Material Agreements;

            (iii) violate any federal or California statute, rule or regulation or Court Order applicable to the Company or the DGCL; or

            (iv) require any consents, approvals, or authorizations to be obtained by the Company, or any registrations, declarations or filings to be made by the Company, in each case, under any federal or California statute, rule or regulation applicable to the Company that have not been obtained or made and such that may be required under state securities laws in connection with the purchase and distribution of such Shares by the Underwriters.

      6. The Registration Statement has become effective under the Act. With your consent, based solely on a telephonic confirmation by a member of the Staff of the Commission on ______________, 2004, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and, to the best of our knowledge, no proceedings therefor have been initiated by the Commission. Any required filing of the Prospectus pursuant to Rule 424 under the Act has been made in accordance with Rule 424 and 430A under the Act.

      7. The Registration Statement, as of the date it was declared effective, and the Prospectus, as of its date, complied as to form in all material respects with the requirements for registration statements on Form S-1 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no opinion with respect to Regulation S-T or the financial statements, schedules, or other financial data, included in, or omitted from, the Registration Statement or the Prospectus. In passing upon the compliance as to form of the Registration Statement and the Prospectus, we have assumed that the statements made therein are correct and complete.

      8. The statements in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Common Stock, are accurate descriptions or summaries in all material respects.

      9. To the best of our knowledge, there are no contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed.

      10. With your consent based solely on a certificate of an officer of the Company as to factual matters and a review of the Material Agreements, the Company is not a party to any agreement that would require the inclusion in the Registration Statement of shares owned by any person or entity other than the Company.

      11. With your consent, based solely on a review of the Governing Documents and the Material Agreements, none of the Governing Documents or Material Agreements contains any restriction on voting or limitation on transfer affecting the Shares to be issued and sold to you, when so issued, which are not described or referred to in the Prospectus, other than the requirements of the DGCL and customary restrictions on transfer under state and federal securities laws.

      12. With your consent based solely on a certificate of an officer of the Company as to factual matters, the Company is not, and immediately after giving effect to the sale of the Shares in accordance with the Underwriting Agreement and the application of the proceeds as described in the Prospectus under the caption "Use of Proceeds," will not be required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      In rendering the opinions in clause (ii) of paragraph 5 above, insofar as they require interpretation of the Material Agreements, with your consent, (i) we have assumed that courts of competent jurisdiction would enforce such agreements in accordance with their plain meaning, (ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of California in resolving such questions, (iii) we express no opinion with respect to the effect of any discretionary action or inaction by the Company (other than the actions referenced in the introductory clause of paragraph 5 above) under the Material Agreements that may result in a breach or default under any Material Agreement, and (iv) we express no opinion with respect to any matters which would require us to perform a mathematical calculation or make a financial or accounting determination. Because certain of the Material Agreements may be governed by other than California law, this opinion may not be relied upon as to whether a breach or default would occur under the law actually governing such Material Agreements.

      This letter is furnished only to you in your capacity as Representatives of the several Underwriters in their capacity as underwriters under the Underwriting Agreement and is solely for the benefit of the Underwriters in connection with the transactions covered hereby. This letter may not be relied upon by you or them for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any purpose (including any person, firm or other entity that acquires Shares from you or the other Underwriters) without our prior written consent, which may be granted or withheld in our sole discretion.

                                    Exhibit A

                               Material Agreements

Amended and Restated Investors' Rights Agreement, dated April 30, 2003, among the Company and the parties named therein

Amendment No. 1 to Amended and Restated Investors' Rights Agreement, dated May 19, 2003, among the Company and the parties named therein

Stock Restriction and Registration Rights Agreement, dated January 26, 2001, between the Company and The Curators of the University of Missouri

Series C Preferred Stock Purchase Warrant, dated December 21, 2000, issued to the Hale Family Trust

Series C Preferred Stock Purchase Warrant, dated January 17, 2001, issued to the Hale Family Trust

Series C Preferred Stock Purchase Warrant, dated October 23, 2000, issued to St. Paul Venture Capital V, LLC

Series C Preferred Stock Purchase Warrant, dated November 3, 2000, issued to St. Paul Venture Capital V, LLC

Series C Preferred Stock Purchase Warrant, dated November 28, 2000, issued to St. Paul Venture Capital V, LLC

Series C Preferred Stock Purchase Warrant, dated February 1, 2001, issued to St. Paul Venture Capital V, LLC

Series C Preferred Stock Purchase Warrant, dated January 30, 2001, issued to Fog City Fund, LLC

Common Stock Purchase Warrant Number M-1, dated April 26, 2002, issued to Mayo Foundation for Medical Education and Research

Common Stock Purchase Warrant Number M-2, dated October 10, 2002, issued to Mayo Foundation for Medical Education and Research

Common Stock Purchase Warrant Number M-3, dated December 3, 2003, issued to Mayo Foundation for Medical Education and Research

Common Stock Purchase Warrant Number S-1, dated April 26, 2002, issued to William J. Sandborn, M.D.

Common Stock Purchase Warrant Number S-2, dated October 10, 2002, issued to William J. Sandborn, M.D.

Common Stock Purchase Warrant Number S-3, dated December 3, 2003, issued to William J. Sandborn, M.D.

Warrant to Purchase Shares of Common Stock, dated April 30, 2003, issued to Rockport Venture Securities, LLC

Stock Purchase Agreement, dated January 26, 2001, between the Company and The Curators of the University of Missouri

Exclusive License Agreement, dated January 26, 2001, between the Company and The Curators of the University of Missouri

Amendment No. 1 to Exclusive License Agreement, dated February 21, 2003, between the Company and The Curators of the University of Missouri

License Agreement, dated June 27, 2002, among the Company, TAP Pharmaceutical Products Inc. and Takeda Chemical Industries, Ltd.

Omeprazole Supply Agreement, dated September 25, 2003, among the Company, InterChem Trading Corporation and Union Quimico Farmaceutica, S.A.

Manufacturing and Supply Agreement, dated December 19, 2003, between the Company and Patheon Inc.

Capital Reimbursement Agreement, dated December 19, 2003, between the Company and Patheon Inc.

Office Building Lease, dated August 24, 2001, between the Company and Torrey View Associates LP

Irrevocable Stand-by Letter of Credit, dated August 24, 2001, issued by UBS PaineWebber Inc.

                                  EXHIBIT II-B

         Form of Negative Assurances Statement of Counsel to the Company

[Date]

SG Cowen Securities Corporation
UBS Securities LLC
Thomas Weisel Partners LLC
RBC Capital Markets Corporation
   As representatives of the several Underwriters named in Schedule A
c/o SG Cowen Securities Corporation
1221 Avenue of the Americas
New York, New York 10020

         Re:  Santarus, Inc.

Ladies and Gentlemen:

         We have acted as counsel to Santarus, Inc., a Delaware corporation (the "Company"), in connection with the sale to you and the several underwriters for whom you are acting as representatives (the "Underwriters") on the date hereof by the Company, of ________ shares (the "Shares") of common stock of the Company, par value $0.0001 per share (the "Common Stock"), pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended (the "Act"), filed with the Securities and Exchange Commission (the "Commission") on December 23, 2003 (File No. 333-111515), as amended to date (the "Registration Statement"), a Prospectus dated __________, 2004 filed with the Commission pursuant to Rule 424(b) under the Act (the "Prospectus") and an underwriting agreement dated _____________, 2004 between you, as representatives of the several Underwriters named in the underwriting agreement, and the Company (the "Underwriting Agreement"). This letter is being furnished to you pursuant to Section 6(d) of the Underwriting Agreement.

         The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information. Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent expressly set forth in the numbered paragraphs 7 and 8 of our opinion letter to you of even date and as provided below), and have not made an independent check or verification thereof (except as aforesaid). However, in the course of acting as counsel to the Company in connection with the preparation by the Company of the Registration Statement and Prospectus, we reviewed the Registration Statement, and the Prospectus, and participated in conferences and telephone conversations with officers and other representatives of the Company, the independent public accountants for the Company, your representatives, and your counsel, during which conferences and conversations the contents of the Registration Statement and the Prospectus and related matters were discussed. We also reviewed and relied upon certain corporate records and documents, letters from counsel and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

         Based on our participation, review and reliance as described above, we advise you that no facts came to our attention that caused us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements, schedules, or other financial data included in, or omitted from, the Registration Statement or the Prospectus.

         This letter is delivered only to you in your capacity as representatives of the several Underwriters in their capacity as underwriters under the Underwriting Agreement and is solely for the benefit of the Underwriters in connection with the transactions covered hereby. This letter may not be relied upon by you or them for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any purpose (including any person, firm or other entity that acquires Shares from you or the other Underwriters) without our prior written consent, which may be granted or withheld in our sole discretion.

                                  EXHIBIT II-C

                  Form of Tax Letter of Counsel to the Company

[Date]

SG Cowen Securities Corporation
UBS Securities LLC
Thomas Weisel Partners LLC
RBC Capital Markets Corporation
   As representatives of the several Underwriters named in Schedule A
c/o SG Cowen Securities Corporation
1221 Avenue of the Americas
New York, New York 10020

         Re:  Santarus, Inc.

Ladies and Gentlemen:

         We have acted as counsel to Santarus, Inc., a Delaware corporation (the "Company"), in connection with the sale to you and the several underwriters for whom you are acting as representatives (the "Underwriters") on the date hereof by the Company, of ________ shares (the "Shares") of common stock of the Company, par value $0.0001 per share (the "Common Stock"), pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended (the "Act"), filed with the Securities and Exchange Commission (the "Commission") on December 23, 2003 (File No. 333-111515), as amended to date (the "Registration Statement"), a Prospectus dated __________, 2004 filed with the Commission pursuant to Rule 424(b) under the Act (the "Prospectus") and an underwriting agreement dated _____________, 2004 between you, as representatives of the several Underwriters named in the underwriting agreement, and the Company (the "Underwriting Agreement"). This letter is being furnished to you pursuant to Section 6(d) of the Underwriting Agreement.

         The facts, as we understand them, and upon which with your permission we rely in rendering the opinion herein, are set forth in the Prospectus.

         Based on such facts and subject to the limitations set forth in the Prospectus, the statements in the Prospectus under the caption "Material U.S. Federal Income Tax Consequences to Non-U.S. Holders," insofar as they purport to summarize certain provisions of the statutes and regulations referred to therein, are accurate summaries in all material respects.

         No opinion is expressed as to any matter not discussed herein.

         We are opining herein as to the federal tax laws of the United States, and we express no opinion with respect to the applicability thereto, or the effect thereon, of other federal laws, the laws of any state or any other jurisdiction or as to any other matters of municipal law or the laws of any local agencies within any state.

         This opinion is rendered to you as of the date of this letter, and we undertake no obligation to update this opinion subsequent to the date hereof. This opinion is based on current provisions of the Internal Revenue Code of 1986, as amended, regulations promulgated thereunder and interpretations thereof by the Internal Revenue Service and the courts having jurisdiction over such matters. Our opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the

Internal Revenue Service will not assert a contrary position. Furthermore, no assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, would not affect the conclusions stated in this opinion.

         This opinion is rendered only to you in your capacity as representatives of the several Underwriters in their capacity as underwriters under the Underwriting Agreement and is solely for the benefit of the Underwriters in connection with the transaction described herein upon the understanding that we are not hereby assuming professional responsibility to any other person whatsoever. This opinion is not intended for the express or implied benefit of any third party and is not to be used or relied upon by any other person or for any other purpose without our prior written consent, which may be granted or withheld in our sole discretion.

                                   EXHIBIT III

            Form of Opinion of Special Patent Counsel to the Company

[Date]

SG Cowen Securities Corporation
UBS Securities LLC
Thomas Weisel Partners LLC
RBC Capital Markets Corporation
   As representatives of the several Underwriters named in Schedule A to the Underwriting Agreement described below
c/o SG Cowen Securities Corporation
1221 Avenue of the Americas
New York, New York 10020

         Re:  Santarus, Inc.

Ladies and Gentlemen:

         We act as intellectual property counsel for Santarus, Inc., a Delaware corporation (the "Company"), with respect to intellectual property matters referred to us by the Company from time to time. This opinion is delivered in connection with the Underwriting Agreement, dated ______________, 2004, between you, as representatives of the several Underwriters named in such Underwriting Agreement, and the Company (the "Underwriting Agreement"), relating to the offering of Common Stock, par value $0.0001 per share, of the Company, pursuant to the registration statement on Form S-1 filed under the Securities Act of 1933 (the "Act") with the Securities and Exchange Commission (the "Commission") (File No. 333-111515), as amended to date (the "Registration Statement"), and the related Prospectus dated _____________, 2004 filed with the Commission pursuant to Rule 424(b) under the Act (the "Prospectus"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Underwriting Agreement.

         In connection with this opinion, we have reviewed the portions of the Prospectus under the following captions: "Risk Factors -- Risks Related to Our Intellectual Property and Potential Litigation -- The protection of our intellectual property rights is critical to our success and any failure on our part to adequately secure such rights would materially affect our business -- Patents" and " -- Trademarks"; "Risk Factors -- Our Rapinex product candidates depend on technology licensed from the University of Missouri and any loss of our license rights would harm our business and seriously affect our ability to market our products"; the second and third paragraphs, the first two sentences of the fourth paragraph, the fifth paragraph, the second through sixth sentences of the seventh paragraph, and the first through eighth sentences of the eighth paragraph under the caption "Business -- Intellectual Property"; and "Business -- License Rights from the University of Missouri." Such portions are herein collectively referred to as the "Covered Disclosure."

         In addition, we have reviewed such corporate records, certificates and other documents and such questions of law and have made such inquiries as we have considered necessary or advisable for the purposes of this opinion. We have assumed the conformity with the originals of all such materials submitted to us as copies (whether or not certified and including facsimiles), the authenticity of the originals of such materials and all materials submitted to us as originals, the genuineness of all signatures and the legal capacity of all natural persons. In rendering this opinion, as to factual matters not directly within our actual knowledge, we have relied upon without independent verification, and have assumed the accuracy, completeness and genuineness of, certificates and statements of public officials, certificates of officers of the Company and oral and written representations made to us by officers of the Company.

         Based upon the foregoing and subject to the assumptions, qualifications, limitations, and exceptions set forth below, we are of the opinion that:


         1. To the best of our knowledge and limited to the United States and except as set forth in the Prospectus, (A) the Company owns or is a licensee of the patents, patent applications, trademark registrations and trademark applications set forth in Appendix A attached hereto and/or set forth in the Covered Disclosure as used or proposed to be used by the Company in its business (collectively, the "IP Rights"),
         (B) the Company has not received any written notice of any claims or threatened claims of third parties to any ownership interest or recorded lien with respect to any of the IP Rights, (C) there are no pending nor are there threatened in writing any actions, suits, proceedings, or claims by others challenging the validity, enforceability or scope of any of the IP Rights, (D) the Company has not and no third party licensor of any of the IP Rights to the Company has received any written notice of infringement of or conflict with any valid patent rights of others, excluding any rights of AstraZeneca, with respect to the IP Rights, (E) the Company has not and no third party licensor of any of the IP Rights to the Company has received any written notice of infringement of or conflict with any valid non-patent rights of others with respect to the IP Rights, (F) use of the IP Rights by the Company in its business as set forth in the Covered Disclosure does not infringe or otherwise violate any intellectual property or proprietary rights of any third party, excluding AstraZeneca, subject to the proviso that we have not independently or as the Company's or your agent investigated this matter, (G) the Company has not received any written notice that, and the Company has not advised us in writing of a concern that, it is in breach or default of any license under which it derives any of the IP Rights, or that such license will terminate or IP Rights under it will be altered, and
         (H) there is no infringement on the part of any third party of any of the IP Rights.


         2. To the best of our knowledge and limited to the United States and except as set forth in the Prospectus, there are no legal or governmental proceedings pending against the Company, any of its subsidiaries or licensors relating to the IP Rights, other than the United States Patent and Trademark Office's review of pending applications for patents and trademark registrations, and no such proceedings are threatened in writing by governmental authorities or others.

         3. To the best of our knowledge and limited to the United States and except as set forth in the Prospectus, the patents and trademark registrations of the IP Rights are not invalid or unenforceable nor would any currently pending patent or trademark application, if issued, be invalid or unenforceable.

         We have been retained by the Company to render legal advice in connection with IP Rights and have read the documents referred to herein for the purpose of providing a basis for the foregoing opinions. Accordingly, we have not independently or as the Company's or your agent investigated the veracity or completeness of statements contained in the Registration Statement or the Prospectus, or any further amendment or supplement thereto filed with the Commission by the Company prior to the Closing Date, or attempted to verify the representations made by the Company in the foregoing documents. Similarly, we have not independently or as the Company's or your agent investigated the validity or enforceability of any United States patent or trademark registration or any patent or trademark application, if issued, of the IP Rights. However, we have read the Covered Disclosure and have considered the information contained therein. In the course of our review of the Covered Disclosure and our participation in the conferences with officers and employees of and counsel for the Company and with you, no facts have come to our attention that lead us to believe that the Covered Disclosure, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Covered Disclosure, as of the date of the Prospectus or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         This opinion is subject to the following qualifications:

         (a) Whenever a statement herein is qualified by "to the best of our knowledge," "to our knowledge," or similar phrase, it indicates that in the course of our representation of the Company no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of the attorneys in this firm who have rendered legal services in connection with the IP Rights and this transaction. We have not made any independent investigation to determine the accuracy of such statement, except as expressly described herein. No inference as to our knowledge of any matters bearing on the accuracy of such statement should be drawn from the fact of our representation of the Company in other matters in which such attorneys are not involved. Without limiting the generality of the foregoing, please note that we have not made a specific search for patents or other intellectual property of third parties that might be infringed by activities of the Company.

         (b) For purposes of this opinion, it is understood that the term "claim" refers to a cause of action in a pending legal or governmental proceeding. A legal or governmental proceeding is considered to be threatened if, to our knowledge, the claimant has manifested to the Company, in writing, a present intention to bring such a proceeding against the Company in the immediate future and has not subsequently indicated otherwise by communication or conduct. An offer to license a patent, without more, is not considered to manifest a present intention to bring a proceeding against the Company.

         (c) This opinion is limited in all respects to matters governed by the laws of the State of California and the federal laws of the United States, and we express no opinion concerning the laws of any other jurisdiction.

         This opinion is furnished by us as intellectual property counsel for the Company only to you as representatives of the several Underwriters and is solely for your use and benefit and the use and benefit of the several Underwriters in connection with the transaction described above. This opinion may not be used or relied upon by you or the several Underwriters for any other purpose, or furnished to, quoted to, or relied upon by any other person or entity for any purpose, without our prior written consent.

                                   EXHIBIT IV

            Form of Opinion of Special Patent Counsel to the Company

[Date]

SG Cowen Securities Corporation
UBS Securities LLC
Thomas Weisel Partners LLC
RBC Capital Markets Corporation
   As representatives of the several Underwriters named in Schedule A to the Underwriting Agreement described below
c/o SG Cowen Securities Corporation
1221 Avenue of the Americas
New York, New York 10020

         Re:  Santarus, Inc.

Ladies and Gentlemen:

         We act as intellectual property counsel for Santarus, Inc., a Delaware corporation (the "Company"), with respect to certain patent matters referred to us by the Company. This opinion is delivered in connection with the Underwriting Agreement, dated ______________, 2004, between you, as representatives of the several Underwriters named in such Underwriting Agreement, and the Company (the "Underwriting Agreement"), relating to the offering of Common Stock, par value $0.0001 per share, of the Company, pursuant to the registration statement on Form S-1 filed under the Securities Act of 1933 (the "Act") with the Securities and Exchange Commission (the "Commission") (File No. 333-111515), as amended to date (the "Registration Statement"), and the related Prospectus dated _____________, 2004 filed with the Commission pursuant to Rule 424(b) under the Act (the "Prospectus"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Underwriting Agreement.

         In connection with this opinion, we have reviewed the portions of the Prospectus under the captions "Risk Factors -- Risks Related to Our Intellectual Property and Potential Litigation" and "Business -- Intellectual Property." Such portions are herein collectively referred to as the "Covered Disclosure."

         Based upon the foregoing and subject to the assumptions, qualifications, limitations, and exceptions set forth below, we are of the opinion that to the best of our knowledge and limited to the United States and except as set forth in the Prospectus, the Company has not received any notice of infringement or other violation with respect to any third party patent rights and has meritorious defenses to the patent rights, of which we are aware, of third parties.

         We have been retained by the Company to render legal advice in connection with the matters referred to herein and have read the documents referred to herein for the purpose of providing a basis for the foregoing opinions. Accordingly, we have not independently or as the Company's or your agent investigated the veracity or completeness of statements contained in the Registration Statement or the Prospectus, or any further amendment or supplement thereto filed with the Commission by the Company prior to the Closing Date, or attempted to verify the representations made by the Company in the foregoing documents. However, we have read the Covered Disclosure and have considered the information contained therein. As to the matters referred to herein, in the course of our review of the Covered Disclosure and our participation in the conferences with officers and employees of and counsel

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for the Company and with you, no facts have come to our attention that lead us to believe that the Covered Disclosure, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Covered Disclosure, as of the date of the Prospectus or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         This opinion is subject to the following qualifications:

         (a) Whenever a statement herein is qualified by "to the best of our knowledge" it indicates that in the course of our representation of the Company no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of the attorneys presently in this firm who have rendered legal services in connection with the matters referred to herein and this transaction. We have not made any independent investigation to determine the accuracy of such statement, except as expressly described herein. No inference as to our knowledge of any matters bearing on the accuracy of such statement should be drawn from the fact of our representation of the Company in other matters in which such attorneys are not involved.

         (b) For the purposes of our opinion, we are relying in part on certain factual matters made to us by Company officers.

         (c) We represent the Company in certain patent matters and would not necessarily expect to be informed of other matters relating to other aspects of the Company's intellectual property, including patent prosecution, trade secrets and licensing matters.

         (d) We began representing the Company in May 2003. Prior to and since our representation, the Company has worked with other patent counsel. Thus, there may be patent matters which have arisen which have been brought to the attention of other patent counsel and of which we are unaware. In particular, we are informed that a number of the Company's patent applications have been prepared and maintained by Pillsbury Winthrop LLP without our involvement, and we express no opinion as to those patent applications, nor to patents and applications which otherwise have been prepared by the Company without our involvement.

         (e) This opinion is limited in all respects to matters governed by the laws of the State of California and the federal patent laws of the United States, and we express no opinion concerning the laws of any other jurisdiction.

         This opinion is furnished by us as intellectual property counsel for the Company only to you as representatives of the several Underwriters and is solely for your use and benefit and the use and benefit of the several Underwriters in connection with the transaction described above. This opinion may not be used or relied upon by you or the several Underwriters for any other purpose, or furnished to, quoted to, or relied upon by any other person or entity for any purpose, without our prior written consent.

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                                    EXHIBIT V

          Form of Opinion of Special Regulatory Counsel to the Company

         (i) To the knowledge of such counsel as to factual matters, the statements in the Prospectus under the caption "Business - Government Regulation," insofar as such statements concern the laws, regulations, documents or proceedings referred to therein, fairly present the information called for with respect to such laws, regulations, documents and proceedings and fairly summarize the matters referred to therein.

         (ii) To the knowledge of such counsel, there are no legal or governmental proceedings relating to the Federal Food, Drug and Cosmetic Act, the Public Health Service Act or any regulations of the FDA pending or threatened to which the Company is a party, nor is such counsel aware of any material violations of such Acts or regulations by the Company.

         (iii) As to the sections of the Prospectus under the captions "Risk Factors - Risks Related to Our Business and Industry - Our current and future product candidates may not be approved by the FDA, and any failure or delay associated with our product development and clinical trials or the FDA's approval of our product candidates would increase our product development costs and time to market," "Risk Factors - Risks Related to Our Business and Industry - Even if the FDA approves our product candidates, the approval will be limited to those indications and conditions for which we are able to show clinical safety and efficacy," "Risk Factors - Risks Related to Our Business and Industry - Even if we receive regulatory approval for our product candidates, we will be subject to ongoing regulatory review," "Risk Factors - Risks Related to Our Business and Industry - Our regulatory strategy currently depends upon a provision of the Federal Food, Drug and Cosmetic Act that is the subject of litigation that may have the effect of delaying or preventing the regulatory approval of our product candidates," "Risk Factors - Risks Related to Our Business and Industry
         - We are subject to new legislation, regulatory proposals and managed care initiatives that may increase our costs of compliance and adversely affect our ability to market our products, obtain collaborators and raise capital" and "Business - Government Regulation," such counsel has no reason to believe that such sections, at the time the Initial Registration Statement became effective or at any time subsequent thereto up to and as of such Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.